SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): September 15, 2003

CAPTARIS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 0-25186

Washington	91-1190085
(State or other jurisdiction of incorporation or organization)	(IRS employer identification no.)

10885 N.E. 4th Street

Bellevue, Washington 98004

(Address of principal executive offices, including zip code)

(425) 455-6000

(Registrant’s telephone number, including area code)

This Amendment No. 1 to the Current Report on Form 8-K filed on September 17, 2003 of Captaris, Inc. (“Captaris”) relates to Captaris’ disposition of the assets of MediaLinq, an outsourced division of Captaris operated by Captaris’ wholly-owned subsidiary, MediaTel Corporation (Delaware) (“MediaTel”), pursuant to an Asset Purchase Agreement dated September 15, 2003 by and among Captaris, MediaTel and Xpedite Systems, Inc. The purpose of this Amendment No. 1 is to provide the pro forma financial statements required by Item 7(b) of Form 8-K, which information was impracticable to provide at the time Captaris filed the Current Report on Form 8-K filed on September 17, 2003.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(b)	Pro Forma Financial Information

The following unaudited Pro Forma Financial Information relating to Captaris’ disposition of the assets of MediaLinq, an outsourced division of Captaris, is filed as Exhibit 99.2 to this Current Report on Form 8-K:

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2003

Unaudited Summary Pro Forma Condensed Consolidated Statements of Operations for Year Ended December 31, 2002, December 31, 2001, December 31, 2000 and six months ended June 30, 2003 and June 30, 2002

Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2002

Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2001

Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2000

Unaudited Pro Forma Consolidated Statement of Operations for Six-Months Ended June 30, 2003

Unaudited Pro Forma Consolidated Statement of Operations for Six-Months Ended June 30, 2002

(c)	Exhibits

Exhibit No.	Description

2.1*	Asset Purchase Agreement by and among Captaris, Inc., MediaTel Corporation and Xpedite Systems, Inc., dated September 15, 2003

99.1*	Press Release, dated September 16, 2003

99.2	Unaudited Pro Forma Financial Information

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTARIS, INC.

Date: October 21, 2003	By:	/s/ PETER PAPANO

Peter Papano Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement by and among Captaris, Inc., MediaTel Corporation and Xpedite Systems, Inc., dated September 15, 2003

99.1*	Press Release, dated September 16, 2003

99.2	Unaudited Pro Forma Financial Information

* Previously filed